Exhibit 10.6

AMENDMENT TO LAURENT BRIDE EXPATRIATION AGREEMENT DATED 22 JUNE 2015

AGREEMENT BETWEEN:

On the one part,

Talend SA

A limited liability company with a capital of €2,331,466.24, having its registered office at 9, rue Pagès - 92150 Suresnes, entered in the Trade Register of Nanterre under number 484 175 252, registered with URSSAF Paris Hauts de Seine in Montreuil (93518), under number 920 922 232 001011.

Represented by Mrs Aude Gossare, duly authorised to sign this document,

On the other part,

Talend Inc. Whose registered office is at 800 Bridge Parkway Suite 200 Redwood City California 94065 United States,

Represented by Mr Michael Tuchen duly authorised to sign this document,

And:

Mr Laurent Bride

Born on 22 October 1974 in Saint-Saulve (59), a French national

Residing at: 1465 Redwood Dr, Los Altos, CA 94024 USA

The following was agreed:

As stipulated in the memorandum of understanding on the expatriation of employees to a subsidiary overseas that you signed on 22 June 2015 and as agreed by the parties referred to above, your expatriation to our entity in the United States which ends on 21 June 2018 is extended for one year by mutual agreement and will now end on 21 June 2019.

The expatriation may be extended further by mutual agreement. This agreement to extend the expatriation may be tacit.

All of the clauses of the memorandum of understanding relating to your expatriation signed on 22 June 2015 remain in force.

Talend S.A. With a capital of €2,331,466.24484 175 252 Nanterre Trade Register

9 rue Pages,Intracommunity VAT FR 44 48 4175 252

92150 Suresnes

Tel +331 46 25 06 00 Fax: +331 42 04 3667www.talend.com

Please return a signed copy.

Drawn up in Suresnes on 15 May 2018, in three original copies.

TALEND SA

Ms Aude Gossare

Director of Human Resources

23 May 2018

/s/ Aude Gossare

Mr Laurent Bride

(Signature preceded by the statement "Lu et approuvé, bon pour accord" (read, approved and agreed))

Read, approved and agreed

Talend Inc.

Mr Michael Tuchen

Chair and CEO

29 May 2018

/s/ Michael Tuchen

31 May 2018

/s/ Laurent Bride